SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act or 1934

Date of Report (Date of earliest event reported)                         July 2, 2003

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-13696	31-1401455
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

703 Curtis Street, Middletown, Ohio		45043
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:	513-425-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Exhibit.

(c) Exhibit:

99.1 Press Release dated July 2, 2003

Item 9.	Regulation FD Disclosure.

On July 2, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, regarding the purchase by it’s subsidiary, AK Tube LLC, of an exhaust tube manufacturer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/S/ BRENDA S. HARMON
Brenda S. Harmon Secretary

Dated: July 2, 2003

AK STEEL HOLDING CORPORATION

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 2, 2003